MERRILL LYNCH
ASSET GROWTH
FUND, INC.







FUND LOGO







Annual Report

August 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Asset Growth
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH ASSET GROWTH FUND, INC.



Worldwide
Investments as of
August 31, 1995


Percent Breakdown of
Stocks & Fixed-Income                    Percent of
Securities by Country                    Net Assets++

United States                               37.4%
Japan                                       22.0
United Kingdom                               4.1
Hong Kong                                    4.0
Germany                                      2.5
Switzerland                                  2.3
Mexico                                       2.3
France                                       2.2
Canada                                       2.2
Malaysia                                     1.9
Australia                                    1.8
Italy                                        1.7
Argentina                                    1.6
Chile                                        1.3
Sweden                                       1.2

Netherlands                                  1.1
Singapore                                    1.0
Spain                                        1.0
Norway                                       0.9
Indonesia                                    0.9
Thailand                                     0.8
Philippines                                  0.8

[FN]
++Percent of net assets may not total 100%.



Ten Largest Industries                   Percent of
(Equity Investments)                     Net Assets

Telecommunications                           6.6%
Petroleum                                    6.1
Capital Goods                                5.7
Chemicals                                    4.6
Electrical Equipment                         4.5
Electronics                                  3.6
Banking                                      3.4
Building & Construction                      3.3
Cement                                       2.9
Multi-Industry                               2.7



                                     Country       Percent
Ten Largest Holdings                   of           of Net
(Equity Investments)                  Origin        Assets

Eastman Chemical Co.              United States      1.4%
The Stanley Works Co.             United States      1.4
AT&T Corp.                        United States      1.4
Banco O'Higgins S.A. (ADR)        Chile              1.3
BBC Brown Boveri & Cie (Bearer)   Switzerland        1.3
Siemens AG                        Germany            1.3
Ford Motor Co.                    United States      1.3
Phillips Petroleum Company        United States      1.2
Okumura Corp.                     Japan              1.2
Mannesmann AG                     Germany            1.2

DEAR SHAREHOLDER


Fiscal Year in Review
During the first year of Merrill Lynch Asset Growth Fund, Inc.'s operation, the first six months were negatively impacted by weakness among our emerging market equity positions, especially in the December--February period following the devaluation of the Mexican peso. In subsequent months, the Fund's Asian and Latin American positions partially recovered earlier weakness. Our commitment to Japanese equities also negatively impacted the Fund's performance until June 30, 1995, when a significant rebound in Japanese stock prices began.

However, US equities had a positive influence on the Fund's total return, reflecting the substantial rally which began at the end of November 1994. Our position in high-yield US bonds also proved rewarding, with price appreciation supplementing high current yields for the overall commitment. While performance in European equities was less uniform, the majority of the positions positively affected performance.

Portfolio Matters
As of August 31, 1995, the Fund's asset allocation was: foreign stocks, 58% of net assets; US stocks, 22%; US bonds, 15%; and cash and cash equivalents, 5%. Our commitment to US equities remained significant, although the allocation was modestly reduced through the sale of Archer-Daniels-Midland Co. and United Technologies Corp.

While the elevated level of the US stock market leads us to be cautious regarding the near-term outlook, the expectations for a slow but steady economic growth rate and a low inflation rate should lead to further gains over the intermediate term and long term. The favorable US inflation outlook should result in further appreciation in the US bond market.

However, we foresee superior relative performance by Japanese equities in upcoming months because data show that more aggressive monetary and fiscal measures are being used to induce a Japanese economic recovery. Therefore, we maintain a modestly overweighted position in Japanese equities, which are currently the largest single portfolio commitment. We expect the additional recovery in Japanese equities to be accompanied by further weakness in the Japanese yen relative to the US dollar. On this basis, we continue to hedge currency exposure by selling forward versus the US dollar to the equivalent cash value of 57% of the value of the Japanese equity positions.

We also look for a further rebound in the emerging markets of Latin America and Asia. In Latin America, confidence in Mexico should continue to recover following the stabilization of the financial situation and an aggressive stimulus package by the Mexican government. In addition, we expect Argentina to reap the benefits of avoiding devaluation.

Asian markets should enjoy increased foreign investment in recognition of attractive valuations.

We reduced the Fund's position in European equities during the three months ended August 31, 1995. Positions sold included Hanson PLC, Alcatel Alsthom, Imperial Chemical Industries PLC, Schlumberger Ltd., Preussag AG, and Sulzer Gebrueder AG. This reduction reflects our neutral posture on European equity markets. Emphasis in the European markets is placed on the shares of companies demon-strating exceptional progress in restructuring, much in the man-ner of US companies during recent years.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Growth Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.


Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Joel Heymsfeld)
Joel Heymsfeld
Vice President and
Portfolio Manager



September 30, 1995

Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
Richard L. Reller, Senior Vice President
Donald C. Burke, Vice President
Joel Heymsfeld, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
The Chase Manhattan Bank, N.A.
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800)637-3863






PERFORMANCE DATA



About Fund
Performance


Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs below, the "Aggregate Total Return" tables on page 5 and the "Recent Performance Results" table also on page 5. The "Recent Performance Results" table shows investment results before the deduction of any sales charges for the Fund's shares for the since inception periods and 3-month period ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return Based on a $10,000 Investment--Class A Shares* and Class B Shares*


A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Composite Index and MSCI World Stock Index. Beginning and ending values are:


                                                    9/02/94**          9/95

ML Asset Growth Fund--
Class A Shares++                                    $ 9,600           $ 9,419

ML Asset Growth Fund--
Class B Shares++                                    $10,000           $ 9,446

Composite Index++++                                 $10,000           $10,928

MSCI World Stock Index++++++                        $10,000           $10,824



Total Return Based on a $10,000 Investment--Class C Shares* and Class D Shares*


A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Composite Index and MSCI World Stock Index. Beginning and ending values are:



                                                   10/21/94**          9/95

ML Asset Growth Fund--
Class C Shares++                                    $10,000           $ 9,895

ML Asset Growth Fund--
Class D Shares++                                    $ 9,600           $ 9,531

Composite Index++++                                 $10,000           $10,855

MSCI World Stock Index++++++                        $10,000           $10,813



[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
    **Commencement of Operations.
    ++ML Asset Growth Fund, Inc. invests in a portfolio of US and foreign equity, debt and money market securities.
  ++++This unmanaged Index, which is an equally weighted blend of the Morgan
      Stanley Capital International World Index, the Salomon Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, government bonds and money market securities in the major markets, including the United States.
++++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.

Aggregate
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (9/02/94)
through 6/30/95                            -4.11%         -9.14%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (9/02/94)
through 6/30/95                            -4.91%         -8.71%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            -3.41%         -4.38%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            -2.88%         -7.97%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Recent
Performance
Results*
                                                                                      Since Inception    3 Month
                                                  8/31/95      5/31/95     Inception++   % Change++      % Change
Class A Shares                                     $9.90        $9.55       $10.00         -1.00%          +3.66%
Class B Shares                                      9.83         9.51        10.00         -1.70           +3.36
Class C Shares                                      9.82         9.50         9.85         -0.30           +3.37
Class D Shares                                      9.88         9.55         9.86         +0.20           +3.46
Class A Shares-Total Return                                                                -0.59(1)        +3.66
Class B Shares-Total Return                                                                -1.60(2)        +3.36
Class C Shares-Total Return                                                                -0.05(3)        +3.37
Class D Shares-Total Return                                                                +0.59(4)        +3.46

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Class A and Class B Shares commenced operations on 9/02/94. Class
   C and Class D Shares commenced operations on 10/21/94.
(1)Percent change includes reinvestment of $0.038 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.009 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.023 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.036 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                      Shares                                                            Value      Percent of
COUNTRY        Industries              Held                    Common Stocks                Cost      (Note 1a)    Net Assets
Argentina      Banking                 5,500         Banco Frances del Rio de la Plata
                                                     S.A.(ADR) (a)                     $   170,444   $   110,688         0.7%

               Petroleum               8,000         Yacimientos Petroliferos Fiscales
                                                     S.A. (Sponsored) (ADR) (a)            186,139       141,000         0.9

                                                     Total Common Stocks in Argentina      356,583       251,688         1.6


Australia      Multi-Industry         50,000         CSR Ltd.                              170,559       176,720         1.1
                                      50,000         Pacific Dunlop Ltd.                   151,296       118,064         0.7

                                                     Total Common Stocks in Australia      321,855       294,784         1.8


Canada         Natural Resources       9,500         Canadian Pacific Ltd.                 169,195       160,313         1.0

               Telecommunications      5,000         Northern Telecommunications Ltd.      174,050       183,750         1.2

                                                     Total Common Stocks in Canada         343,245       344,063         2.2


Chile          Banking                 9,000         Banco O'Higgins S.A. (ADR) (a)        183,915       212,625         1.3

                                                     Total Common Stocks in Chile          183,915       212,625         1.3


France         Building &              1,400       ++Compagnie de Saint Gobain             168,830       177,950         1.1
               Construction

               Petroleum               3,000         TOTAL S.A. (Class B)                  178,190       176,324         1.1

                                                     Total Common Stocks in France         347,020       354,274         2.2


Germany        Electronics               400         Siemens AG                            177,405       203,955         1.3

               Machinery & Equipment     600         Mannesmann AG                         167,773       189,500         1.2

                                                     Total Common Stocks in Germany        345,178       393,455         2.5

Hong Kong      Chemicals             500,000         Shanghai Petrochemical Co., Ltd.      167,118       163,103         1.1

               Multi-Industry         20,000         Swire Pacific Ltd. 'A'                169,462       149,861         0.9

               Real Estate            22,000         Sun Hung Kai Properties, Ltd.         168,928       159,873         1.0

               Utilities--            32,000         China Light & Power Co., Ltd.         167,608       157,096         1.0
               Electric
                                                     Total Common Stocks in Hong Kong      673,116       629,933         4.0


Indonesia      Telecommunications      4,190         P.T. Indonesian Satellite
                                                     (ADR) (a)                             162,969       147,174         0.9

                                                     Total Common Stocks in Indonesia      162,969       147,174         0.9


Italy          Cement                 45,000         Italcementi S.p.A.                    183,136       148,154         0.9

               Telecommunications     40,000         Societa Finanziara Telefonica
                                                     S.p.A. (STET)                         121,375       122,585         0.8

                                                     Total Common Stocks in Italy          304,511       270,739         1.7


Japan          Banking                 5,000         Mitsubishi Trust & Banking Corp.       90,460        83,461         0.5
                                       7,000         Sanwa Bank, Ltd.                      141,979       134,050         0.9
                                                                                       -----------   -----------       ------
                                                                                           232,439       217,511         1.4

               Building &             15,000         Maeda Corp.                           167,593       161,290         1.0
               Construction           20,000         Okumura Corp.                         171,072       192,524         1.2
                                                                                       -----------   -----------       ------
                                                                                           338,665       353,814         2.2

               Building Materials     14,000         Asahi Glass Co., Ltd.                 172,319       159,140         1.0

               Capital Goods          20,000         Hitachi Cable Ltd.                    172,962       149,514         0.9
                                      20,000         Mitsubishi Heavy Industries, Ltd.     161,560       143,164         0.9
                                                                                       -----------   -----------       ------
                                                                                           334,522       292,678         1.8

               Chemicals              12,000         Sekisui Chemical Co., Ltd.            149,020       151,152         1.0

               Consumer--             10,000         Matsushita Electric Industrial
               Electronics                           Co., Ltd.                             168,023       156,682         1.0

               Electrical Equipment   10,000         Makita Corp.                          151,915       160,778         1.0
                                      24,000         Mitsubishi Electric Co.               165,781       180,154         l.1
                                                                                       -----------   -----------       ------
                                                                                           317,696       340,932         2.1

               Electronics             2,000         Kyocera Corp.                         158,278       176,959         1.1
                                       3,000         Rohm Co.                              128,833       185,253         1.2
                                                                                       -----------   -----------       ------
                                                                                           287,111       362,212         2.3

               Insurance              20,000         Nippon Fire & Marine Insurance
                                                     Co., Ltd.                             150,777       115,719         0.7
                                      14,000         Tokio Marine & Fire Insurance
                                                     Co., Ltd.                             168,933       166,308         1.1
                                                                                       -----------   -----------       ------
                                                                                           319,710       282,027         1.8

               Machinery              18,000         Komatsu Ltd.                          168,239       148,756         0.9
                                      20,000       ++Makino Milling Machine Co.            177,637       149,514         0.9
                                                                                       -----------   -----------       ------
                                                                                           345,876       298,270         1.8

               Petroleum              23,000         Nippon Oil Co., Ltd.                  170,284       130,251         0.8

               Photography             9,000         Canon, Inc.                           156,955       163,134         1.0

               Printing &              9,000         Dai Nippon Printing Co., Ltd.         167,255       142,857         0.9
               Publishing

               Retail Stores           3,000         Ito-Yokado Co., Ltd.                  160,796       160,061         1.0

               Trading                15,000         Kamigumi Co., Ltd.                    174,860       139,478         0.9
                                      17,000         Sumitomo Corp.                        171,167       159,119         1.0
                                                                                       -----------   -----------       ------
                                                                                           346,027       298,597         1.9

                                                     Total Common Stocks in Japan        3,666,698     3,509,318        22.0


Malaysia       Automotive &           50,000         UMW Holdings BHD                      130,852       164,362         1.0
               Equipment

               Building Materials     25,000         Hong Leong Industries BHD             134,398       134,295         0.9

                                                     Total Common Stocks in Malaysia       265,250       298,657         1.9


Mexico         Cement                 34,000         Cementos Mexicanos, S.A. de C.V.
                                                     (Class B) (Cemex)                     224,841       156,194         1.0

               Retail Stores          60,000         Cifra, S.A. de C.V. 'C'               164,781        71,656         0.4

               Telecommunications     11,400         Empresas ICA Sociedad Controladora,
                                                     S.A. de C.V. (ADR) (a)                222,744       136,800         0.9

                                                     Total Common Stocks in Mexico         612,366       364,650         2.3

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                                       Shares                                                            Value     Percent of
COUNTRY        Industries               Held                   Common Stocks                Cost       (Note 1a)   Net Assets
Netherlands    Petroleum               1,500         Royal Dutch Petroleum N.V.
                                                     (ADR) (a)                         $   162,683   $   178,875         1.1%

                                                     Total Common Stocks in
                                                     the Netherlands                       162,683       178,875         1.1


Norway         Ship Building           4,000         Kvaerner A.S. (Class B)               175,700       148,564         0.9

                                                     Total Common Stocks in Norway         175,700       148,564         0.9


Philippines    Telecommunications      2,000         Philippine Long Distance
                                                     Telephone Co. (ADR) (a)               139,932       125,750         0.8

                                                     Total Common Stocks in
                                                     the Philippines                       139,932       125,750         0.8


Singapore      Ship Repair             4,000         Jurong Shipyard Ltd.                   38,227        27,887         0.2

               Shipping              110,000         Neptune Orient Lines Ltd.             170,752       134,014         0.8

                                                     Total Common Stocks in
                                                     Singapore                             208,979       161,901         1.0


Spain          Petroleum               5,000         Repsol S.A. (ADR) (a)                 160,925       158,125         1.0

                                                     Total Common Stocks in Spain          160,925       158,125         1.0


Sweden         Capital Goods           9,000         SKF AB 'B' Free                       160,889       182,696         1.2

                                                     Total Common Stocks in
                                                     Sweden                                160,889       182,696         1.2

Switzerland    Cement                    200         Holderbank Financiere Glarus
                                                     AG (Bearer)                           147,046       157,107         1.0
                                       1,000         Holderbank Financiere Glarus AG
                                                     (Warrants) (b)                              0         1,247         0.0
                                                                                       -----------   -----------       ------
                                                                                           147,046       158,354         1.0

               Electrical Equipment      200         BBC Brown Boveri & Cie (Bearer)       181,431       211,305         1.3

                                                     Total Common Stocks in
                                                     Switzerland                           328,477       369,659         2.3


Thailand       Real Estate            60,000         MDX Company Ltd.                      246,175       131,737         0.8

                                                     Total Common Stocks in Thailand       246,175       131,737         0.8


United         Auto Equipment         55,000         Lucas Industries PLC (Ordinary)       171,851       157,774         1.0
Kingdom
               Beverages               6,200         Grand Metropolitan PLC (ADR) (a)      170,432       158,875         1.0

               Electrical Equipment   37,000         General Electric Co. PLC
                                                     (Ordinary)                            167,508       179,718         1.1

               Utilities--Gas          3,600         British Gas PLC (ADR) (a)             165,852       155,250         1.0

                                                     Total Common Stocks in
                                                     the United Kingdom                    675,643       651,617         4.1


United         Automobiles             6,500         Ford Motor Co.                        174,625       199,063         1.3
States

               Capital Goods           4,000         General Signal Corp.                  142,222       142,000         0.9
                                       8,200         Keystone International, Inc.          156,130       165,025         1.0
                                       4,000         Stewart & Stevenson Services,
                                                     Inc.                                  141,594       127,500         0.8
                                                                                       -----------   -----------       ------
                                                                                           439,946       434,525         2.7

               Chemicals               3,500         Eastman Chemical Co.                  183,182       226,187         1.4
                                       5,100         Nalco Chemical Co.                    168,231       178,500         1.1
                                                                                       -----------   -----------       ------
                                                                                           351,413       404,687         2.5

               Commercial--Services    6,100         Kelly Services, Inc. (Class A)        182,125       172,325         1.1

               Furniture/              2,500         Whirlpool Corporation                 144,731       136,250         0.9
               Home Appliances

               Hardware Products       5,000         The Stanley Works Co.                 196,655       221,250         1.4

               Hospital Supplies       4,500         Abbott Laboratories                   142,020       174,375         1.1

               Office-Related          4,000         Pitney Bowes, Inc.                    127,564       162,500         1.0

               Oil Services            7,000         Dresser Industries, Inc.              140,902       168,000         1.1

               Petroleum               6,000         Phillips Petroleum Company            206,370       197,250         1.2

               Pharmaceuticals         3,700         Merck & Co., Inc.                     126,484       184,537         1.1

               Photography             3,100         Eastman Kodak Co.                     160,989       178,637         1.1

               Pollution Control      11,000         Wheelabrator Technologies Inc.        176,940       171,875         1.1

               Scientific Equipment    5,000         Fisher Scientific International,
                                                     Inc.                                  154,457       163,125         1.0

               Telecommunications      3,000         Bell Atlantic Corp.                   147,930       179,250         1.1
                                       6,000         Comsat Corp.                          126,006       139,500         0.9
                                                                                       -----------   -----------       ------
                                                                                           273,936       318,750         2.0

               Utilities--             3,900         AT&T Corp.                            208,199       220,350         1.4
               Communications
                                                     Total Common Stocks in
                                                     the United States                   3,207,356     3,507,499        22.0


                                                     Total Investments in
                                                     Common Stocks                      13,049,465    12,687,783        79.6


                                     Face
                                    Amount               Fixed-Income Securities

United         Airlines          US$ 200,000         USAir Inc., 10.375% due 3/01/2013     178,000       187,000         1.2
States
               Broadcast &           200,000         Sinclair Broadcast Group, Inc.,
               Publishing                            10% due 12/15/2003                    187,000       201,000         1.3

               Chemicals             325,000         G-I Holdings Inc., 12.27%*
                                                     due 10/01/1998                        224,446       232,375         1.4

               Communications        225,000         Panamsat L.P., 7.8548%*
                                                     due 8/01/2003                         156,572       175,500         1.1
                                     100,000         Videotron Holdings PLC,
                                                     10.625% due 2/15/2005                  99,375       104,500         0.7
                                                                                       -----------   -----------       ------
                                                                                           255,947       280,000         1.8

               Cosmetics             200,000         Revlon Consumer Products Corp.,
                                                     9.375% due 4/01/2001                  180,329       196,500         1.2

               Energy                200,000         TransTexas Gas Corp., 11.50%
                                                     due 6/15/2002                         200,000       209,500         1.3

               Financial Services    200,000         Reliance Group Holdings, Inc.,
                                                     9.75% due 11/15/2003                  180,000       194,000         1.2

               Hotels & Casinos      200,000         Bally's Park Place Funding Corp.,
                                                     9.25% due 3/15/2004                   171,750       188,500         1.2

               Paper                 200,000         Stone Container Corp., 11.50%
                                                     due 10/01/2004                        198,564       212,500         1.3

               Restaurants           200,000         Flagstar Corp., 11.375% due
                                                     9/15/2003                             176,000       154,000         1.0

               Textiles              200,000         WestPoint Stevens, Inc., 9.375%
                                                     due 12/15/2005                        182,000       193,000         1.2

               Utilities--           200,000         CTC Mansfield Funding Corp.,
               Electric                              10.25% due 3/30/2003                  185,500       200,750         1.3

                                                     Total Investments in
                                                     Fixed-Income Securities             2,319,536     2,449,125        15.4




SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                                     Face                                                               Value      Percent of
COUNTRY                             Amount              Short-Term Securities              Cost       (Note 1a)    Net Assets
United         Commercial        US$ 193,000         General Electric Capital Corp.,
States         Paper**                               5.82% due 9/01/1995               $   193,000   $   193,000         1.2%

                                                     Total Investments in
                                                     Short-Term Securities                 193,000       193,000         1.2


               Total Investments                                                       $15,562,001    15,329,908        96.2
                                                                                       ===========
               Unrealized Appreciation on Forward Foreign Exchange Contracts++++                         248,600         1.5

               Other Assets Less Liabilities                                                             365,142         2.3
                                                                                                     -----------       ------
               Net Assets                                                                            $15,943,650       100.0%
                                                                                                     ===========       ======


   *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
  **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (a)American Depositary Receipts (ADR).
 (b)Warrents entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
  ++Non-income producing security.
++++Forward foreign exchange contracts as of August 31, 1995 were as follows:

                                                                Unrealized
    Foreign Currency                   Expiration              Appreciation
         Sold                            Date                    (Note 1c)

    YEN 191,672,000                   January 1996               $248,600

    Total Unrealized Appreciation--Net on
    Forward Foreign Exchange Contracts
    (US Commitment--$2,250,134)                                  $248,600
                                                                 ========



    See Notes to Financial Statements.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended August 31, 1995


Additions

*HMH Properties, Inc.
 Holderbank Financiere Glarus AG(Warrants)
 Sanwa Bank, Ltd.
 Whirlpool Corporation

Deletions

 Alcatel Alsthom (ADR)
 Archer-Daniels-Midland Co.
*HMH Properties, Inc.
 Hanson PLC (Sponsored) (ADR)
 Imperial Chemical Industries PLC(ADR)
 Preussag AG
 Schlumberger Ltd.
 Sharp Corp.
 Sulzer Gebrueder AG
 Toray Industries Ltd.
 United Technologies Corp.

[FN]
*Added and deleted in the same quarter.




STATEMENT OF ASSETS AND LIABILITIES
                    As of August 31, 1995
Assets:             Investments, at value (identified cost--$15,562,001) (Note 1a)                           $15,329,908
                    Cash                                                                                           1,986
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                          248,600
                    Receivables:
                      Securities sold                                                       $    95,302
                      Capital shares sold                                                        84,574
                      Interest                                                                   74,628
                      Investment adviser (Note 2)                                                63,803
                      Dividends                                                                  29,630          347,937
                                                                                            -----------
                    Deferred organization expenses (Note 1g)                                                      88,921
                    Prepaid expenses (Note 1g)                                                                    94,572
                                                                                                             -----------
                    Total assets                                                                              16,111,924
                                                                                                             -----------


Liabilities:        Payables:
                      Capital shares redeemed                                                   101,739
                      Distributor (Note 2)                                                       11,335          113,074
                                                                                            -----------
                    Accrued expenses                                                                              55,200
                                                                                                             -----------
                    Total liabilities                                                                            168,274
                                                                                                             -----------

Net Assets:         Net assets                                                                               $15,943,650
                                                                                                             ===========


Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                            $    16,938
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                120,383
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  7,480
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 17,168
                    Paid-in capital in excess of par                                                          15,942,976
                    Undistributed investment income--net                                                          77,313
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net                                                          (254,628)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                             16,020
                                                                                                             -----------
                    Net assets                                                                               $15,943,650
                                                                                                             ===========


Net Asset Value:    Class A--Based on net assets of $1,677,069 and 169,379
                    shares outstanding                                                                       $      9.90
                                                                                                             ===========
                    Class B--Based on net assets of $11,834,943 and 1,203,832
                    shares outstanding                                                                       $      9.83
                                                                                                             ===========
                    Class C--Based on net assets of $734,620 and 74,794
                    shares outstanding                                                                       $      9.82
                                                                                                             ===========
                    Class D--Based on net assets of $1,697,018 and 171,679
                    shares outstanding                                                                       $      9.88
                                                                                                             ===========



                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Period September 2, 1994++ to August 31, 1995
Investment          Interest and discount earned                                                             $   363,992
Income              Dividends (net of $25,107 foreign withholding tax)                                           302,282
(Notes 1e & 1f):                                                                                             -----------
                    Total income                                                                                 666,274
                                                                                                             -----------


Expenses:           Account maintenance and distribution fees--Class B (Note 2)             $   135,322
                    Investment advisory fees (Note 2)                                           126,499
                    Printing and shareholder reports                                            124,574
                    Registration fees (Note 1g)                                                 117,873
                    Accounting services (Note 2)                                                 46,081
                    Professional fees                                                            41,694
                    Custodian fees                                                               26,269
                    Transfer agent fees--Class B (Note 2)                                        25,840
                    Directors' fees and expenses                                                 25,287
                    Amortization of organization expenses (Note 1g)                              22,230
                    Pricing fees                                                                  5,537
                    Account maintenance and distribution fees--Class C (Note 2)                   5,332
                    Transfer agent fees--Class A (Note 2)                                         3,215
                    Account maintenance fees--Class D (Note 2)                                    1,895
                    Transfer agent fees--Class D (Note 2)                                         1,547
                    Transfer agent fees--Class C (Note 2)                                         1,100
                    Other                                                                         6,109
                                                                                            -----------
                    Total expenses before reimbursements                                        716,404
                    Reimbursement of expenses (Note 2)                                         (152,193)
                                                                                            -----------
                    Total expenses after reimbursement                                                           564,211
                                                                                                             -----------
                    Investment income--net                                                                       102,063
                                                                                                             -----------


Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                           (1,176)
(Loss) on             Foreign currency transactions--net                                       (253,452)        (254,628)
Investments &                                                                               -----------
Foreign Currency    Unrealized appreciation (depreciation) on:
Transactions--Net     Investments--net                                                         (232,093)
(Notes 1c, 1d,        Foreign currency transactions--net                                        248,113           16,020
1f & 3):                                                                                    -----------      -----------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                               (238,608)
                                                                                                             -----------
                    Net Decrease in Net Assets Resulting from Operations                                     $  (136,545)
                                                                                                             ===========

                  ++Commencement of Operations.


                    See Notes to Financial Statements.



STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                  September 2, 1994++ to
                    Increase (Decrease) in Net Assets:                                                   August 31, 1995
Operations:         Investment income--net                                                                   $   102,063
                    Realized loss on investments and foreign currency transactions--net                         (254,628)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                             16,020
                                                                                                             -----------
                    Net decrease in net assets resulting from operations                                        (136,545)
                                                                                                             -----------


Dividends to        Investment income--net:
Shareholders          Class A                                                                                     (9,329)
(Note 1h):            Class B                                                                                    (13,875)
                      Class C                                                                                     (1,125)
                      Class D                                                                                       (421)
                                                                                                             -----------
                    Net decrease in net assets resulting from dividends to shareholders                          (24,750)
                                                                                                             -----------


Capital Share       Net increase in net assets derived from capital share transactions                        16,004,945
Transactions                                                                                                 -----------
(Note 4):


Net Assets:         Total increase in net assets                                                              15,843,650
                    Beginning of period                                                                          100,000
                                                                                                             -----------
                    End of period*                                                                           $15,943,650
                                                                                                             ===========

                   *Undistributed investment income--net                                                     $    77,313
                                                                                                             ===========

                  ++Commencement of Operations.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios
                    have been derived from information provided from             For the Period         For the Period
                    information provided in the financial statements.          September 2, 1994++    October 21, 1994++
                                                                               to August 31, 1995     to August 31, 1995
                    Increase (Decrease) in Net Asset Value:                    Class A    Class B     Class C    Class D
Per Share           Net asset value, beginning of period                       $ 10.00    $ 10.00     $  9.85    $  9.86
Operating                                                                      -------    -------     -------    -------
Performance:        Investment income--net                                         .16        .05         .04        .10
                    Realized and unrealized loss on investments
                    and foreign currency transactions--net                        (.22)      (.21)       (.05)      (.04)
                                                                               -------    -------     -------    -------
                    Total from investment operations                              (.06)      (.16)       (.01)       .06
                                                                               -------    -------     -------    -------
                    Less dividends from investment income--net                    (.04)      (.01)       (.02)      (.04)
                                                                               -------    -------     -------    -------
                    Net asset value, end of period                             $  9.90    $  9.83     $  9.82    $  9.88
                                                                               =======    =======     =======    =======


Total Investment    Based on net asset value per share                           (.59%)+++ (1.60%)+++   (.05%)+++   .59%+++
Return:**                                                                      =======    =======     =======    =======


Ratios to           Expenses, excluding account maintenance
Average Net         and distribution fees and net of reimbursement               2.47%*     2.50%*      2.51%*     2.50%*
Assets:                                                                        =======    =======     =======    =======
                    Expenses, net of reimbursement                               2.47%*     3.50%*      3.51%*     2.75%*
                                                                               =======    =======     =======    =======
                    Expenses                                                     3.31%*     4.37%*      4.58%*     4.32%*
                                                                               =======    =======     =======    =======
                    Investment income--net                                       1.46%*      .43%*       .51%*     1.43%*
                                                                               =======    =======     =======    =======


Supplemental        Net assets, end of period (in thousands)                   $ 1,677    $11,835     $   735    $ 1,697
Data:                                                                          =======    =======     =======    =======
                    Portfolio turnover                                          42.50%     42.50%      42.50%     42.50%
                                                                               =======    =======     =======    =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Prior to commencement of operations on September 2, 1994, the Fund had no operations other than those relating to organizational matters and the sale of 5,000 Class A Shares and 5,000 Class B Shares of common stock to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additionsto such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the exdividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with the commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the exdividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment. For the period September 2, 1994 to August 31, 1995, MLAM earned fees of $126,499, all of which was reimbursed pursuant to the expense limitation. MLAM also reimbursed the Fund for additional expenses of $25,694.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                               0.25%         0.75%
Class C                               0.25%         0.75%
Class D                               0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period September 2, 1994 to August 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                                $390         $8,528
Class D                                $456         $8,548


For the period ended August 31, 1995, MLPF&S received contingent deferred sales charges of $43,463 and $334 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $8,056 in commissions on the execution of portfolio security transactions for the Fund for the period ended August 31, 1995.

During the period September 2, 1994 to August 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $637 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, MLFDS, MLFD, PSI, and/or ML & Co.


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1995 were $21,535,629 and $6,199,484, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses    Gains (Losses)

Long-term investments             $    (1,128)   $  (232,093)
Short-term investments                    (48)            --
Forward foreign exchange
contracts                            (250,566)       248,600
Foreign currency transactions          (2,886)          (487)
                                  -----------   ------------
Total                             $  (254,628)  $     16,020
                                  ===========   ============


As of August 31, 1995, net unrealized depreciation for Federal income tax purposes aggregated $232,093, of which $854,692 related to appreciated securities and $1,086,785 related to depreciated securities. At August 31, 1995, the aggregate cost of investments for Federal income tax purposes was $15,562,001.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $16,004,945 for the period ended August
31, 1995.

Transactions in capital shares for each class were as follows:

Class A Shares for the Period

September 2, 1994++ to                              Dollar
August 31, 1995                       Shares        Amount

Shares sold                           275,032    $ 2,724,867
Shares issued to shareholders in
reinvestment of dividends                 647          6,028
                                  -----------    -----------
Total issued                          275,679      2,730,895
Shares redeemed                      (111,300)    (1,060,813)
                                  -----------    -----------
Net increase                          164,379    $ 1,670,082
                                  ===========    ===========

[FN]
++Prior to September 2, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.



Class B Shares for the Period
September 2, 1994++ to                              Dollar
August 31, 1995                       Shares        Amount

Shares sold                         1,943,995    $19,092,515
Shares issued to shareholders in
reinvestment of dividends               1,273         11,853
                                  -----------    -----------
Total issued                        1,945,268     19,104,368
Shares redeemed                      (739,645)    (7,002,581)
Automatic conversion of shares         (6,791)       (63,907)
                                  -----------    -----------
Net increase                        1,198,832    $12,037,880
                                  ===========    ===========


[FN]
++Prior to September 2, 1994 (commencement of operations), the Fund issued 5,000 shares to MLAM for $50,000.



Class C Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           120,893    $ 1,143,290
Shares issued to shareholders in
reinvestment of dividends                  88            814
                                  -----------    -----------
Total issued                          120,981      1,144,104
Shares redeemed                       (46,187)      (431,343)
                                  -----------    -----------
Net increase                           74,794    $   712,761
                                  ===========    ===========

[FN]
++Commencement of Operations.



Class D Shares for the Period
October 21, 1994++ to                               Dollar
August 31, 1995                       Shares        Amount

Shares sold                           186,141    $ 1,722,943
Automatic conversion of shares          6,773         63,907
Shares issued to shareholders in
reinvestment of dividends                  42            393
                                  -----------    -----------
Total issued                          192,956      1,787,243
Shares redeemed                       (21,277)      (203,021)
                                  -----------    -----------
Net increase                          171,679    $ 1,584,222
                                  ===========    ===========

[FN]
++Commencement of Operations.

5. Commitments:
At August 31, 1995, the Fund entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with a value of approximately $89,000.




</AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors,
Merrill Lynch Asset Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1995, the related statements of operations, changes in net assets and the financial highlights for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.


Deloitte & Touche, LLP
Princeton, New Jersey

October 6, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)



All of the ordinary income distributions paid by Merrill Lynch Asset Growth Fund, Inc. during its taxable year ended August 31, 1995, qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributed during the year.

Please retain this information for your records.